Filed under Rule 497(k)

Registration No. 002-83631

VALIC Company I

Capital Appreciation Fund

Large Cap Core Fund

Systematic Core Fund

U.S. Socially Responsible Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated October 30, 2026, to the Summary Prospectuses of the Funds,

each dated October 1, 2026, as supplemented to date

At a special meeting of shareholders of VALIC Company I (the “Company”) held on October 22, 2026 (the “Meeting”), the shareholders of each Fund approved two new investment advisory agreements between the Company and The Variable Annuity Life Insurance Company (“VALIC”), the Funds’ adviser, one of which became effective as of such date (the “New Advisory Agreement”). Prior to the approval of the New Advisory Agreement, VALIC was serving as the Funds’ adviser pursuant to an interim agreement that became effective on September 10, 2026, following Nippon Life Insurance Company’s acquisition of additional shares of Corebridge Financial, Inc. (“Corebridge”), VALIC’s parent company (the “Nippon Acquisition”). Fund shareholder approval was sought out of an abundance of caution that the Nippon Acquisition on September 10, 2026, could be deemed a change in control of VALIC. The terms of the New Advisory Agreement are substantially identical to the Funds’ prior investment advisory agreement, except for new effective and termination dates, updates to Fund names, and certain revisions to the notice provision. It is anticipated that the second investment advisory agreement approved by shareholders at the Meeting will replace the New Advisory Agreement at the end of 2026 upon the merger of Corebridge and Equitable Holdings, Inc.

Also at the Meeting, the shareholders of each Fund, voting separately, approved a change to their respective Fund’s sub-classification from a “diversified” company to a “non-diversified” company under Section 5(b)(1) of the Investment Company Act of 1940, as amended.

In addition to the matters discussed above, the Funds’ shareholders elected Erin F. Donnelly as a director of the Company and approved a modified “manager-of-managers” arrangement at the Meeting.

The diversification changes with respect to the Funds will become effective on November 1, 2026 (the “Effective Date”). On the Effective Date, the following changes are made to the Funds’ Summary Prospectuses:

The section of each Fund’s Summary Prospectus entitled “Principal Investment Strategies of the Fund” is amended to add the following:

The Fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund.

The section of each Fund’s Summary Prospectus entitled “Principal Risks of Investing in the Fund” is amended to add the following:

Non-Diversification Risk. Because the Fund may invest in a smaller number of issuers, its value may be affected to a greater extent by the performance of any one of those issuers or by any single economic, political, market or regulatory event affecting any one of those issuers than a fund that invests in a larger number of issuers.

Other Changes Unrelated to the Meeting

Effective immediately, the following changes are made:

The first paragraph in the section of the Systematic Core Fund’s Summary Prospectus entitled “Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

The Fund seeks to achieve a higher risk-adjusted performance than the Russell 1000® Index (the “Index”) over the long term through a proprietary selection process employed by the Fund’s Subadviser. The Fund primarily invests in common stock of U.S. large capitalization companies included in the Index. As of August 31, 2026, the median stock by market capitalization in the Index was approximately $17.741 billion, and the largest stock was approximately $5.364 trillion. The size of the companies in the Index changes with market conditions and the composition of the Index. The size of the companies in which the Fund invests may be outside of this capitalization range and may change with market conditions as well.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Summary Prospectuses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.